SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2005

Commonwealth Telephone Enterprises, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-11053	23-2093008
(Commission File Number)	(IRS Employer Identification No.)

100 CTE Drive Dallas, PA	18612-9774
(Address of Principal Executive Offices)	(Zip Code)

(570) 631-2700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” On November 8, 2005, Commonwealth Telephone Enterprises, Inc., issued a press release reporting its 2005 third quarter results. A copy of the press release is attached hereto as Exhibit 99.A and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(c) The following exhibit is filed with this Form 8-K.

Exhibit No.	Description

99.A	Text of Press Release of Commonwealth Telephone Enterprises, Inc., dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commonwealth Telephone Enterprises, Inc.

Date: November 8, 2005	By:	/S/ RAYMOND B. OSTROSKI
	Name:	Raymond B. Ostroski
	Title:	Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.A	Text of Press Release of Commonwealth Telephone Enterprises, Inc., dated November 8, 2005.